Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Period Ended July 24, 1998*
 ................................................................................

INCOME:
Interest ...................................................     $ 1,000,052
Fee income (note 2) ........................................          12,913
                                                              -----------------

  Total investment income ..................................       1,012,965
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................          71,256
Administrative fee .........................................          23,752
Custodian and accounting fees ..............................          35,840
Transfer agent fees ........................................          11,165
Registration fees ..........................................           7,000
Reports to shareholders ....................................          17,404
Directors' fees ............................................           6,012
Audit and legal fees .......................................          31,982
Other expenses .............................................           3,224
                                                              -----------------
  Total expenses ...........................................         207,635
    Less expenses paid indirectly ..........................            (540)
                                                              -----------------

  Total net expenses .......................................         207,095
                                                              -----------------

  Net investment income ....................................         805,870
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         445,002
Net realized loss on closed futures contracts ..............          (6,420)
                                                              -----------------

  Net realized gain on investments .........................         438,582
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (541,653)
                                                              -----------------

  Net loss on investments ..................................        (103,071)
                                                              -----------------

    Net increase in net assets resulting from operations ...     $   702,799
                                                              -----------------
                                                              -----------------

* DATE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO
  FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                 1998 Annual Report  1  Highlander Income Fund

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                PERIOD ENDED         YEAR ENDED
                                                                  7/24/98*             2/28/98
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $   805,870         $ 2,164,112
Net realized gain on investments ...........................         438,582             402,345
Net change in unrealized appreciation or depreciation of
  investments ..............................................        (541,653)            736,412
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....         702,799           3,302,869
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................        (813,444)         (2,196,372)
From net realized gains ....................................        (363,145)           (101,662)
Tax return of capital ......................................         (76,776)                 --
                                                              -----------------   -----------------
  Total distributions ......................................      (1,253,365)         (2,298,034)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Fund merger (note 5) .......................................     (28,921,064)                 --
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................     (29,471,630)          1,004,835

Net assets at beginning of period ..........................      29,471,630          28,466,795
                                                              -----------------   -----------------

Net assets at end of period ................................     $        --         $29,471,630
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $        --         $     7,574
                                                              -----------------   -----------------
                                                              -----------------   -----------------

* DATE FUND DISCONTINUED OPERATIONS DUE TO MERGER. SEE NOTE 1 IN THE NOTES TO
  FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

                 1998 Annual Report  2  Highlander Income Fund

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invested primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds". The fund could purchase securities through the dollar-roll program. Fund shares were listed on the American Stock Exchange under the symbol HLA.

               On May 1, 1998, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, was acquired by U.S. Bancorp. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of June 30, 1998, U.S. Bancorp was the 14th largest U.S. commercial bank holding company, with assets of nearly $73.8 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of June 30, 1998, U.S. Bank, acting through its First American Asset Management group, managed more than $77.5 billion in assets, including approximately $28.4 billion in assets of the First American Funds.

               As discussed in note 5, all of the fund's net assets were merged into First American Investment Funds, Inc. -- Strategic Income Fund effective at the close of business on July 24, 1998. It is anticipated that the fund will be dissolved under Minnesota law as soon as practicable.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
               INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations were readily available were valued at current market value. If market quotations or valuations were not readily available, or if such quotations or valuations were believed to be inaccurate, unreliable or not reflective of market value, portfolio securities were valued according to procedures adopted by the fund's board of directors in

---------------------------------------------------------------------

                 1998 Annual Report  3  Highlander Income Fund

--------------------------------------------------------------------------------
               good faith at "fair value", that is, a price that the fund might have reasonably expected to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities was provided by an independent pricing service. Fixed income securities for which prices were not available from an independent pricing service but where an active market exists were valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less were valued at amortized cost, which approximated market value.

               Financial futures were valued at the last settlement price established each day by the board of trade or exchange on which they were traded.

               Securities transactions were accounted for on the date securities were purchased or sold. Realized gains and losses were calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, was recorded on an accrual basis.

               HIGH-YIELD DEBT SECURITIES
               Although the fund had a diversified portfolio, the fund invested a significant portion of its total net assets in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Investments in high-yield securities are accompanied by a greater degree of credit risk and tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

               FUTURES TRANSACTIONS
               For hedging purposes, the fund entered into financial futures contracts. Risks of entering into futures contracts included the

---------------------------------------------------------------------

                 1998 Annual Report  4  Highlander Income Fund

--------------------------------------------------------------------------------
               possibility that there might be an illiquid market and that a change in the value of the contract or option might not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund was required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) were made or received by the fund each day. The variation margin payments were equal to the daily changes in the contract value and were recorded as unrealized gains and losses. The fund recognized a realized gain or loss when the contract was closed or expired.

               SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that were purchased by the fund on a when-issued or forward-commitment basis could take place a month or more after the transaction date. During this period, such securities did not earn interest, were subject to market fluctuation and may have increased or decreased in value prior to their delivery. The fund segregated, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may have increased the volatility of the fund's net asset value if the fund made such purchases while remaining substantially fully invested.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund entered into mortgage dollar rolls in which the fund sold securities purchased on a forward commitment basis and simultaneously contracted with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund received negotiated fees. For the period ended July 24, 1998, such fees earned by the fund amounted to $12,913.

---------------------------------------------------------------------

                 1998 Annual Report  5  Highlander Income Fund

--------------------------------------------------------------------------------

               FEDERAL TAXES
               The fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and was not subject to federal income tax. Therefore, no income tax provision was required. The fund also distributed its taxable net investment income and realized gains to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may have differed for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may have differed from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts were distributed may have differed from the year that the income or realized gains or losses were recorded by the fund.

               DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income were made monthly and realized capital gains, if any, were distributed at least annually. These distributions were recorded as of the close of business on the ex-dividend date. Such distributions were payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock.

               REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, transferred uninvested cash balances into a joint trading account, the daily aggregate of which was invested in repurchase agreements secured by U.S. government or agency

---------------------------------------------------------------------

                 1998 Annual Report  6  Highlander Income Fund

--------------------------------------------------------------------------------

               obligations. Securities pledged as collateral for all individual and joint repurchase agreements were held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensured that the daily market value of the collateral was in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

               USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affected the reported amounts in the financial statements. Actual results could have differed from these estimates.

(3) EXPENSES
 ................................
               INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund had entered into an investment advisory agreement with Piper Capital Management Incorporated. In addition, Piper Capital provided services under an administration agreement through April 30, 1998. Effective May 1, 1998, the fund entered into an administration agreement with U.S. Bank, an affiliate of the advisor.

               The investment advisory agreement provided the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.60% of the fund's average weekly net assets. For its fee, the advisor provided investment advice and, in general, conducted the management and investment activity of the fund. Federated Advisers was retained by the advisor as a subadvisor and was paid a monthly fee by the advisor equal to 50% of the investment management fee.

               The administration agreement provided the administrator with a monthly fee equal to an annualized rate of 0.20%. For its fee, the administrator provided reporting, regulatory and record-keeping services for the fund.

---------------------------------------------------------------------

                 1998 Annual Report  7  Highlander Income Fund

--------------------------------------------------------------------------------

               OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund was responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represented a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the period ended July 24, 1998 aggregated $9,286,439 and $9,434,646, respectively. Including dollar rolls, such purchases and sales aggregated $21,243,470 and $21,391,677, respectively.

(5) MERGER
 ................................
               At a special meeting held July 10, 1998, shareholders of HLA approved a plan to merge the fund's assets into First American Investment Funds, Inc. -- Strategic Income Fund, a newly-created, diversified, open-end investment management company. This tax-free reorganization was effective July 24, 1998.

               The following table presents the composition of the net assets of HLA immediately prior to the merger.

Capital stock and additional paid-in
  capital ..............................  $27,630,569
Unrealized appreciation of
  investments ..........................    1,290,495
                                          -----------
  Total - representing net assets
    applicable to capital stock ........  $28,921,064
                                          -----------
                                          -----------
Net asset value ........................  $    14.537
Shares outstanding .....................    1,989,467

---------------------------------------------------------------------

                 1998 Annual Report  8  Highlander Income Fund

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                              Period         Year       Year       Year         Period
                                              Ended         Ended      Ended      Ended         Ended
                                            7/24/98(e)     2/28/98    2/28/97    2/29/96      2/28/95(c)
                                          --------------   --------   --------   --------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...      $14.81        $14.31     $14.02     $13.20        $13.95
                                          --------------   --------   --------   --------   --------------
Operations:
  Net investment income ................        0.41          1.09       1.15       1.19          1.13
  Net realized and unrealized gains
    (losses) on investments ............       (0.05)         0.57       0.27       0.83         (0.73)
                                          --------------   --------   --------   --------   --------------
    Total from operations ..............        0.36          1.66       1.42       2.02          0.40
                                          --------------   --------   --------   --------   --------------
Distributions to shareholders:
  From investment income ...............       (0.40)        (1.11)     (1.13)     (1.19)        (1.14)
  In excess of net investment income ...          --            --         --         --         (0.01)
  From net realized gains on investments       (0.19)        (0.05)        --         --            --
  Tax return of capital ................       (0.04)           --         --      (0.01)           --
                                          --------------   --------   --------   --------   --------------
    Total distributions to
      shareholders .....................       (0.63)        (1.16)     (1.13)     (1.20)        (1.15)
                                          --------------   --------   --------   --------   --------------
Net asset value, date of merger
  (7/24/98) ............................      (14.54)           --         --         --            --
                                          --------------   --------   --------   --------   --------------
Net asset value, end of period .........          --        $14.81     $14.31     $14.02        $13.20
                                          --------------   --------   --------   --------   --------------
                                          --------------   --------   --------   --------   --------------
Market value, end of period (f) ........          --        $13.38     $12.75     $12.63        $12.00
                                          --------------   --------   --------   --------   --------------
                                          --------------   --------   --------   --------   --------------
SELECTED INFORMATION
Total return, net asset value (a) ......        2.44%        12.04%     10.63%     15.84%         3.23%
Total return, market value (b) .........       13.53%        14.39%     10.80%     15.91%       (12.69)%
Net assets at end of period (in
  millions) ............................      $   --        $   29     $   28     $   28        $   26
Ratio of expenses to average weekly net
  assets ...............................        1.74%(d)      1.36%      1.40%      1.44%         1.18%(d)
Ratio of net investment income to
  average weekly net assets ............        6.74%(d)      7.51%      8.25%      8.63%         9.37%(d)
Portfolio turnover rate (excluding
  short-term securities and dollar roll
  transactions) ........................          29%           44%        79%        90%           69%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN. FOR PURPOSES OF THE FISCAL 1998 COMPUTATION, THE JULY 24, 1998 NET ASSET VALUE IS USED AS THE END OF PERIOD VALUE. SEE NOTE 5 REGARDING THE MERGER INTO AN OPEN-END MANAGEMENT INVESTMENT COMPANY ON JULY 24, 1998.
(c)  COMMENCEMENT OF OPERATIONS WAS MARCH 31, 1994.
(d)  ANNUALIZED.
(e) DATE THE FUND DISCONTINUED OPERATIONS DUE TO MERGER INTO FIRST AMERICAN INVESTMENT FUNDS, INC. -- STRATEGIC INCOME FUND. SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS.
(f) SHARES STOPPED TRADING ON THE AMERICAN STOCK EXCHANGE AT THE CLOSE OF BUSINESS ON JULY 20, 1998.

---------------------------------------------------------------------

                 1998 Annual Report  9  Highlander Income Fund

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
HIGHLANDER INCOME FUND INC.:

We have audited the statement of operations of Highlander Income Fund Inc. for the period from March 1, 1998 to July 24, 1998 (date of merger) and the statements of changes in net assets for the period from March 1, 1998 to July 24, 1998 and the year ended February 28, 1998, and the financial highlights for the periods presented in note 6 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, for Highlander Income Fund Inc., the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the paragraph above, in conformity with generally accepted accounting principles.

As described in note 1 to the financial statements, Highlander Income Fund Inc. merged into First American Strategic Income Fund (a series of First Americn Investment Funds, Inc.), effective July 24, 1998.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
September 4, 1998

---------------------------------------------------------------------

                 1998 Annual Report  10  Highlander Income Fund

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

               INCOME DISTRIBUTIONS (93.90% TAXABLE AS ORDINARY DIVIDENDS, 6.10% TAX RETURN OF CAPITAL, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
March 25, 1998 .........................  $0.0880
April 22, 1998 .........................   0.0880
May 27, 1998 ...........................   0.0880
June 24, 1998 ..........................   0.0880
July 17, 1998 ..........................   0.0729
                                          -------
    Total ..............................  $0.4249
                                          -------
                                          -------

               SHORT-TERM GAINS (93.90% TAXABLE AS ORDINARY DIVIDENDS, 6.10% TAX RETURN OF CAPITAL)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
July 17, 1998 ..........................  $0.0201
                                          -------
                                          -------

               MID-TERM GAINS (93.90% TAXABLE AS CAPITAL GAIN DISTRIBUTIONS AT 28%, 6.10% TAX RETURN OF CAPITAL)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
July 17, 1998 ..........................  $0.0617
                                          -------
                                          -------

               LONG-TERM GAINS (93.90% TAXABLE AS CAPITAL GAIN DISTRIBUTIONS AT 20%, 6.10% TAX RETURN OF CAPITAL)

PAYABLE DATE                              AMOUNT
----------------------------------------  -------
July 17, 1998 ..........................  $0.1233
                                          -------
                                          -------

---------------------------------------------------------------------

                 1998 Annual Report  11  Highlander Income Fund

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on July 10, 1998. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1. PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEMENT between the fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement:

                                          SHARES VOTED
                                          ------------
For ....................................    1,718,295
Against ................................       42,630
Abstain ................................       25,851
                                          ------------
  Total ................................    1,786,776

               2. PROPOSAL TO RATIFY AND APPROVE AN INTERIM SUB-ADVISORY AGREEMENT between Piper Capital and Federated Advisors ("Federated") and receipt of sub-advisory fees by Federated under such agreement:

                                          SHARES VOTED
                                          ------------
For ....................................    1,708,687
Against ................................       44,810
Abstain ................................       33,278
                                          ------------
  Total ................................    1,786,775

               3. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to Strategic Income

---------------------------------------------------------------------

                 1998 Annual Report  12  Highlander Income Fund

--------------------------------------------------------------------------------
                   Fund, a newly created open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Strategic Income Fund:

                                          SHARES VOTED
                                          ------------
For ....................................    1,081,590
Against ................................       45,863
Abstain ................................       54,704
Broker Non-Vote ........................      604,620
                                          ------------
  Total ................................    1,786,777

---------------------------------------------------------------------

                 1998 Annual Report  13  Highlander Income Fund